April 1, 2005

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention:  F. Allen Maulsby

      Reference is made to that certain Correspondent Servicing Agreement, dated as of June 26, 2002 (the "Servicing Agreement") annexed as Exhibit C, by and between the Colonial Savings, F.A. (the "Servicer"), Lehman Brothers Bank, FSB (the "Bank") and Aurora Loan Services Inc. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein. Reference is also made to that certain Assignment and Assumption Agreement, dated as of April 1, 2005 (the "Assignment") annexed as Exhibit A, by and between the Bank and Lehman Brothers Holdings Inc. (the "Owner") pursuant to which the Owner acquired from the Bank all of the Bank's right, title and interest in and to certain of the Mortgage Loans currently serviced under the Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the Servicing Agreement. Exhibits D-1 and D-2 hereto shall supercede Exhibits C-1 and C-2 to the Servicing Agreement.

      The   Servicer  is  hereby   notified   that  the  Owner  has  effected  a
Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

      Effective Date of Reconstitution: April 1, 2005

      Cut-Off Date: April 1, 2005

      New Owner: JPMorgan Chase Bank, N.A., as trustee for the Structured Adjustable Rate Mortgage Loan Trust, Series 2005-5 Certificateholders

      Master Servicer: Aurora Loan Services LLC

      The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

      By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

      In addition to the terms and conditions set forth in the Servicing Agreement, the Servicer hereby acknowledges and agrees that on or before the last day of February of each year, beginning with February 28, 2005, the Servicer, at its own expense, will deliver to the Owner and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

      For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-5 (the "Trust Fund,") no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, Structured Asset Securities Corporation (the "Depositor") or JPMorgan Chase Bank, N.A. (the "Trustee") provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit B hereto.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                      LEHMAN BROTHERS HOLDINGS INC., as Owner

                                         By:____________________________________
                                         Name:  Ellen Kiernan
                                         Title: Authorized Signatory

Acknowledged by:

COLONIAL SAVINGS, F.A.,
 as Servicer

By:_______________________________
Name: Cary Adams
Title:   Sr. Vice President

                                    EXHIBIT A

                              Assignment Agreement


                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services LLC
2530 South Parker Road
Suite 601
Aurora, Colorado 80014

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-5
      ---------------------------------------------------------------------

Reference is made to the Transfer Notice, dated as of February 1, 2005 (the "Notice"), by and among Lehman Brothers Holdings Inc., as owner and Colonial Savings, F.A., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and Structured Asset Securities Corporation, as depositor (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.    I have  reviewed  the  information  required to be delivered to the Master
      Servicer   pursuant   to   the   Servicing   Agreement   (the   "Servicing
      Information");

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Servicing Agreement;

4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, and based upon the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification ( a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and

5. I have disclosed to the accountants conducting the annual review required under Section 6.05 of the Servicing Agreement all significant deficiencies relating to the Servicer's compliance with the Servicing Agreement.

                                           COLONIAL SAVINGS, F.A.

                                           Name:  ____________________________
                                           Title: ____________________________
                                           Date:  ____________________________

                                    EXHIBIT C

                               Servicing Agreement


                                See Exhibit 99.4

                                   EXHIBIT D-1
                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME          DESCRIPTION                                                     FORMAT
-----------         -----------                                                     ------
INVNUM              INVESTOR LOAN NUMBER                                            Number no decimals
SERVNUM             SERVICER LOAN NUMBER, REQUIRED                                  Number no decimals
BEGSCHEDBAL         BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                     Number two decimals
                    BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                    REQUIRED
SCHEDPRIN           SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED              Number two decimals
                    ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                    REQUIRED, .00 IF NO COLLECTIONS
CURT1               CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                     Number two decimals
CURT1DATE           CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                     DD-MMM-YY
CURT1ADJ            CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                 Number two decimals
CURT2               CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                     Number two decimals
CURT2DATE           CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                     DD-MMM-YY
CURT2ADJ            CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                 Number two decimals
LIQPRIN             PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE            Number two decimals
OTHPRIN             OTHER PRINCIPAL, .00 IF NOT APPLICABLE                          Number two decimals
PRINREMIT           TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE        Number two decimals
INTREMIT            NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                    Number two decimals
                    .00 IF NOT APPLICABLE
TOTREMIT            TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                  Number two decimals
ENDSCHEDBAL         ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                Number two decimals
                    ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                    .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL           ENDING TRIAL BALANCE                                            Number two decimals
                    .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE          ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT               DD-MMM-YY
ACTCODE             60 IF PAIDOFF, BLANK IF NOT APPLICABLE                          Number no decimals
ACTDATE             ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                     DD-MMM-YY
INTRATE             INTEREST RATE, REQUIRED                                         Number seven decimals
                                                      Example .0700000 for 7.00%
SFRATE              SERVICE FEE RATE, REQUIRED                                      Number seven decimals

                                      D-1-1

                                                      Example .0025000 for .25%
PTRATE              PASS THRU RATE, REQUIRED                                        Number seven decimals
                                                      Example .0675000 for 6.75%
PIPMT               P&I CONSTANT, REQUIRED                                          Number two decimals
                    .00 IF PAIDOFF


                                      D-1-2

                                   Exhibit D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT


Data Field              Format                                                                      Data Description
----------              ------                                                                      ----------------
% of MI coverage        NUMBER(6,5)                                                                 The percent of coverage provided
                                                                                                    by the PMI company in the event
                                                                                                    of loss on a defaulted loan.

Actual MI claim filed   DATE(MM/DD/YYYY)                                                            Actual date that the claim was
date                                                                                                submitted to the PMI company.

Actual bankruptcy       DATE(MM/DD/YYYY)                                                            Actual date that the bankruptcy
start date                                                                                          petition is filed with the
                                                                                                    court.

Actual MI claim amount  NUMBER(15,2)                                                                The amount of the claim that was
filed                                                                                               filed by the servicer with the
                                                                                                    PMI company.

Actual discharge date   DATE(MM/DD/YYYY)                                                            Actual date that the Discharge
                                                                                                    Order is entered in the
                                                                                                    bankruptcy docket.

Actual due date         DATE(MM/DD/YYYY)                                                            Actual due date of the next
                                                                                                    outstanding payment amount due
                                                                                                    from the mortgagor.

Actual eviction         DATE(MM/DD/YYYY)                                                            Actual date that the eviction
complete date                                                                                       proceedings are completed by
                                                                                                    local counsel.

Actual eviction start   DATE(MM/DD/YYYY)                                                            Actual date that the eviction
date                                                                                                proceedings are commenced by
                                                                                                    local counsel.

Actual first legal      DATE(MM/DD/YYYY)                                                            Actual date that foreclosure
date                                                                                                counsel filed the first legal
                                                                                                    action as defined by state
                                                                                                    statute.

Actual redemption end   DATE(MM/DD/YYYY)                                                            Actual date that the foreclosure
date                                                                                                redemption period expires.

Bankruptcy chapter      VARCHAR2(2)  7= Chapter 7 filed                11=  Chapter 11 filed        Chapter of bankruptcy filed.
                                     12= Chapter 12 filed              13=  Chapter 13 filed

Bankruptcy flag         VARCHAR2(2)  Y=Active Bankruptcy               N=No Active Bankruptcy       Servicer defined indicator that
                                                                                                    identifies that the property is
                                                                                                    an asset in an active
                                                                                                    bankruptcy case.

Bankruptcy Case Number  VARCHAR2(15)                                                                The court assigned case number
                                                                                                    of the bankruptcy filed by a
                                                                                                    party with interest in the
                                                                                                    property.


                                      D-2-1

MI claim amount paid    NUMBER(15,2)                                                                The amount paid to the servicer
                                                                                                    by the PMI company as a result
                                                                                                    of submitting an MI claim.

MI claim funds          DATE(MM/DD/YYYY)                                                            Actual date that funds were
received date                                                                                       received from the PMI company as
                                                                                                    a result of transmitting an MI
                                                                                                    claim.

Current loan amount     NUMBER(10,2)                                                                Current unpaid principal balance
                                                                                                    of the loan as of the date of
                                                                                                    reporting to Aurora Master
                                                                                                    Servicing.

Date FC sale scheduled  DATE(MM/DD/YYYY)                                                            Date that the foreclosure sale
                                                                                                    is scheduled to be held.

Date relief/dismissal   DATE(MM/DD/YYYY)                                                            Actual date that the dismissal
granted                                                                                             or relief from stay order is
                                                                                                    entered by the bankruptcy court.

Date REO offer          DATE(MM/DD/YYYY)                                                            Actual date of acceptance of an
accepted                                                                                            REO offer.

Date REO offer          DATE(MM/DD/YYYY)                                                            Actual date of receipt of an REO
received                                                                                            offer.

Delinquency value       NUMBER(10,2)                                                                Value obtained typically from a
                                                                                                    BPO prior to foreclosure
                                                                                                    referral not related to loss
                                                                                                    mitigation activity.

Delinquency value       VARCHAR2(15)     BPO= Broker's Price Opinion      Appraisal=Appraisal       Name of vendor or management
source                                                                                              company that provided the
                                                                                                    delinquency valuation amount.

Delinquency value date  DATE(MM/DD/YYYY)                                                            Date that the delinquency
                                                                                                    valuation amount was completed
                                                                                                    by vendor or property management
                                                                                                    company.

Delinquency flag        VARCHAR2(2)      Y= 90+ delinq. Not in FC, Bky or Loss mit                  Servicer defined indicator that
                                         N=Less than 90 days delinquent                             indentifies that the loan is
                                                                                                    delinquent but is not involved
                                                                                                    in loss mitigation, foreclosure,
                                                                                                    bankruptcy or REO.

Foreclosure flag        VARCHAR2(2)      Y=Active foreclosure             N=No active foreclosure   Servicer defined indicator that
                                                                                                    identifies that the loan is
                                                                                                    involved in foreclosure
                                                                                                    proceedings.


                                      D-2-2

Corporate expense       NUMBER(10,2)                                                                Total of all cumulative expenses
balance                                                                                             advanced by the servicer for
                                                                                                    non-escrow expenses such as but
                                                                                                    not limited to: FC fees and
                                                                                                    costs, bankruptcy fees and
                                                                                                    costs, property preservation and
                                                                                                    property inspections.

Foreclosure attorney    DATE(MM/DD/YYYY)                                                            Actual date that the loan was
referral date                                                                                       referred to local counsel to
                                                                                                    begin foreclosure proceedings.

Foreclosure valuation   NUMBER(15,2)                                                                Value obtained during the
amount                                                                                              foreclosure process. Usually as
                                                                                                    a result of a BPO and typically
                                                                                                    used to calculate the bid.

Foreclosure valuation   DATE(MM/DD/YYYY)                                                            Date that foreclosure valuation
date                                                                                                amount was completed by vendor
                                                                                                    or property management company.

Foreclosure valuation   VARCHAR2(80)     BPO= Broker's Price Opinion      Appraisal=Appraisal       Name of vendor or management
source                                                                                              company that provided the
                                                                                                    foreclosure valuation amount.

FHA 27011A transmitted  DATE(MM/DD/YYYY)                                                            Actual date that the FHA 27011A
date                                                                                                claim was submitted to HUD.

FHA 27011 B             DATE(MM/DD/YYYY)                                                            Actual date that the FHA 27011B
transmitted date                                                                                    claim was submitted to HUD.

VA LGC/ FHA Case        VARCHAR2(15)                                                                Number that is assigned
number                                                                                              individually to the loan by
                                                                                                    either HUD or VA at the time of
                                                                                                    origination. The number is
                                                                                                    located on the Loan Guarantee
                                                                                                    Certificate (LGC) or the
                                                                                                    Mortgage Insurance Certificate
                                                                                                    (MIC).

FHA Part A funds        DATE(MM/DD/YYYY)                                                            Actual date that funds were
received date                                                                                       received from HUD as a result of
                                                                                                    transmitting the 27011A claim.

Foreclosure actual      DATE(MM/DD/YYYY)                                                            Actual date that the foreclosure
sale date                                                                                           sale was held.

Servicer loan number    VARCHAR2(15)                                                                Individual number that uniquely
                                                                                                    identifies loan as defined by
                                                                                                    servicer.

Loan type               VARCHAR2(2)  1=FHA Residential                2=VA Residential              Type of loan being serviced
                                     3=Conventional w/o PMI           4=Commercial                  generally defined by the
                                     5=FHA Project                    6=Conventional w/PMI          existence of certain types of
                                     7=HUD 235/265                    8=Daily Simple Interest Loan  insurance. (ie: FHA, VA,
                                     9=Farm Loan                      U=Unknown                     conventional insured,
                                                                                                    conventional uninsured, SBA,
                                                                                                    etc.)


                                      D-2-3

                                     S=Sub prime

Loss mit approval date  DATE(MM/DD/YYYY)                                                            The date determined that the
                                                                                                    servicer and mortgagor agree to
                                                                                                    pursue a defined loss mitigation
                                                                                                    alternative.

Loss mit flag           VARCHAR2(2)    Y= Active loss mitigation      N=No active loss mitigation   Servicer defined indicator that
                                                                                                    identifies that the loan is
                                                                                                    involved in completing aloss
                                                                                                    mitigation alternative.

Loss mit removal date   DATE(MM/DD/YYYY)                                                            The date that the mortgagor is
                                                                                                    denied loss mitigation
                                                                                                    alternatives or the date that
                                                                                                    the loss mitigation alternative
                                                                                                    is completed resulting in a
                                                                                                    current or liquidated loan.

Loss mit type           VARCHAR2(2)  L= Loss Mitigation               LT=Ligitation pending         The defined loss mitigation
                                     NP=Pending non-performing sale   CH= Charge off                alternative identified on the
                                     DI= Deed in lieu                 FB= Forbearance plan          loss mit approval date.
                                     MO=Modification                  PC=Partial claim
                                     SH=Short sale                    VA=VA refunding


Loss mit value          NUMBER(10,2)                                                                Value obtained typically from a
                                                                                                    BPO prior to foreclosure sale
                                                                                                    intended to aid in the
                                                                                                    completion of loss mitigation
                                                                                                    activity.

Loss mit value date     DATE(MM/DD/YYYY)                                                            Name of vendor or management
                                                                                                    company that provided the loss
                                                                                                    mitigation valuation amount.

Loss mit value source   VARCHAR2(15)   BPO= Broker's Price Opinion    Appraisal=Appraisal           Date that the lostt mitigation
                                                                                                    valuation amount was completed
                                                                                                    by vendor or property management
                                                                                                    company.

MI certificate number   VARCHAR2(15)                                                                A number that is assigned
                                                                                                    individually to the loan by the
                                                                                                    PMI company at the time of
                                                                                                    origination. Similar to the VA
                                                                                                    LGC/FHA Case Number in purpose.

LPMI Cost               NUMBER(7,7)                                                                 The current premium paid to the
                                                                                                    PMI company for Lender Paid
                                                                                                    Mortgage Insurance.


                                      D-2-4

Occupancy status        VARCHAR2(1)  O=Owner occupied                 T=Tenant occupied             The most recent status of the
                                     U=Unknown                        V=Vacant                      property regarding who if anyone
                                                                                                    is occupying the property.
                                                                                                    Typically a result of a routine
                                                                                                    property inspection.

First Vacancydate/      DATE(MM/DD/YYYY)                                                            The date that the most recent
Occupancy status date                                                                               occupancy status was determined.
                                                                                                    Typically the date of the most
                                                                                                    recent property inspection.

Original loan amount    NUMBER(10,2)                                                                Amount of the contractual
                                                                                                    obligations (ie: note and
                                                                                                    mortgage/deed of trust).

Original value amount   NUMBER(10,2)                                                                Appraised value of property as
                                                                                                    of origination typically
                                                                                                    determined through the appraisal
                                                                                                    process.

Origination date        DATE(MM/DD/YYYY)                                                            Date that the contractual
                                                                                                    obligations (ie: note and
                                                                                                    mortgage/deed of trust) of the
                                                                                                    mortgagor was executed.

FHA Part B funds        DATE(MM/DD/YYYY)                                                            Actual date that funds were
received date                                                                                       received fro HUD as a result of
                                                                                                    transmitting the 27011B claim.

Post petition due date  DATE(MM/DD/YYYY)                                                            The post petition due date of a
                                                                                                    loan involved in a chapter 13
                                                                                                    bankruptcy.

Property condition      VARCHAR2(2)      1= Excellent         2=Good                                Physical condition of the
                                         3=Average            4=Fair                                property as most recently
                                         5=Poor               6=Very poor                           reported to the servicer by
                                                                                                    vendor or property management
                                                                                                    company.

Property type           VARCHAR2(2)      1=Single family         2=Town house                       Type of property secured by
                        3=Condo          4=Multifamily           5=Other                            mortgage such as: single family,
                        6=Prefabricated  B=Commercial            C=Land only                        2-4 unit, etc.
                        7=Mobile home    U=Unknown               D=Farm
                        A=Church         P=PUD                   R=Row house
                        O=Co-op          M=Manufactured  housing 24= 2-4 family
                        CT=Condotel      MU=Mixed use


                                      D-2-5

Reason for default      VARCHAR2(3)                                                                 Cause of delinquency as
                           001=Death of principal mtgr           02=Illness of principal mtgr       identified by mortgagor.
                           003=Illness of mtgr's family member   004=Death of mtgr's family member
                           005=Marital difficulties              006=Curtailment of income
                           007=Excessive obligations             008=Abandonment of property
                           009=Distant employee transfer         011=Property problem
                           012=Inability to sell property        013=Inability to rent property
                           014=Military service                  015=Other
                           016=Unemployment                      017=Business failure
                           019=Casualty loss                     022=Energy-Environment costs
                           023= Servicing problems               026= Payment adjustment
                           027=Payment dispute                   029=Transfer ownership pending
                           030=Fraud                             031=Unable to contact borrower
                           INC=Incarceration

REO repaired value      NUMBER(10,2)                                                                The projected value of the
                                                                                                    property that is adjusted from
                                                                                                    the "as is" value assuming
                                                                                                    necessary repairs have been made
                                                                                                    to the property as determined by
                                                                                                    the vendor/property management
                                                                                                    company.

REO list price          NUMBER(15,2)                                                                The most recent listing/pricing
adjustment amount                                                                                   amount as updated by the
                                                                                                    servicer for REO properties.

REO list price          DATE(MM/DD/YYYY)                                                            The most recent date that the
adjustment date                                                                                     servicer advised the agent to
                                                                                                    make an adjustment to the REO
                                                                                                    listing price.

REO value (as is)       NUMBER(10,2)                                                                The value of the property
                                                                                                    without making any repairs as
                                                                                                    determined by the
                                                                                                    vendor/property management
                                                                                                    copmany.

REO actual closing      DATE(MM/DD/YYYY)                                                            The actual date that the sale of
date                                                                                                the REO property closed escrow.

REO flag                VARCHAR2(7)       Y=Active REO                       N=No active REO        Servicer defined indicator that
                                                                                                    identifies that the property is
                                                                                                    now Real Estate Owned.

REO original list date  DATE(MM/DD/YYYY)                                                            The initial/first date that the
                                                                                                    property was listed with an
                                                                                                    agent as an REO.

REO original list       NUMBER(15,2)                                                                The initial/first price that was
price                                                                                               used to list the property with
                                                                                                    an agent as an REO.


                                      D-2-6

REO net sales proceeds  NUMBER(10,2)                                                                The actual REO sales price less
                                                                                                    closing costs paid. The net
                                                                                                    sales proceeds are identified
                                                                                                    within the HUD1 settlement
                                                                                                    statement.

REO sales price         NUMBER(10,2)                                                                Actual sales price agreed upon
                                                                                                    by both the purchaser and
                                                                                                    servicer as documented on the
                                                                                                    HUD1 settlement statement.

REO scheduled close     DATE(MM/DD/YYYY)                                                            The date that the sale of the
date                                                                                                REO property is scheduled to
                                                                                                    close escrow.

REO value date          DATE(MM/DD/YYYY)                                                            Date that the vendor or
                                                                                                    management company completed the
                                                                                                    valuation of the property
                                                                                                    resulting in the REO value (as
                                                                                                    is).

REO value source        VARCHAR2(15)      BPO= Broker's Price Opinion         Appraisal=Appraisal   Name of vendor or management
                                                                                                    company that provided the REO
                                                                                                    value (as is).

Repay first due date    DATE(MM/DD/YYYY)                                                            The due date of the first
                                                                                                    scheduled payment due under a
                                                                                                    forbearance or repayment plan
                                                                                                    agreed to by both the mortgagor
                                                                                                    and servicer.

Repay next due date     DATE(MM/DD/YYYY)                                                            The due date of the next
                                                                                                    outstanding payment due under a
                                                                                                    forbearance or repayment plan
                                                                                                    agreed to by both the mortgagor
                                                                                                    and servicer.

Repay plan              DATE(MM/DD/YYYY)                                                            The servicer defined date upon
broken/reinstated/                                                                                  which the servicer considers
closed date                                                                                         that the plan is no longer in
                                                                                                    effect as a result of plan
                                                                                                    completion or mortgagor's
                                                                                                    failure to remit payments as
                                                                                                    scheduled.

Repay plan created      DATE(MM/DD/YYYY)                                                            The date that both the mortgagor
date                                                                                                and servicer agree to the terms
                                                                                                    of a forebearance or repayment
                                                                                                    plan.

SBO loan number         NUMBER(9)                                                                   Individual number that uniquely
                                                                                                    identifies loan as defined by
                                                                                                    Aurora Master Servicing.

Escrow balance/advance  NUMBER(10,2)                                                                The positive or negative account
balance                                                                                             balance that is dedicated to
                                                                                                    payment of hazard insurance,
                                                                                                    property taxes, MI, etc. (escrow
                                                                                                    items only)


                                      D-2-7

Title approval letter   DATE(MM/DD/YYYY)                                                            The actual date that the title
received date                                                                                       approval was received as set
                                                                                                    forth in the HUD title approval
                                                                                                    letter.

Title package HUD/VA    DATE(MM/DD/YYYY)                                                            The actual date that the title
date                                                                                                package was submitted to either
                                                                                                    HUD or VA.

VA claim funds          DATE(MM/DD/YYYY)                                                            The actual date that funds were
received date                                                                                       received by the servicer from
                                                                                                    the VA for the expense claim
                                                                                                    submitted by the servicer.

VA claim submitted      DATE(MM/DD/YYYY)                                                            The actual date that the expense
date                                                                                                claim was submitted by the
                                                                                                    servicer to the VA.

VA first funds          NUMBER(15,2)                                                                The amount of funds received by
received amount                                                                                     the servicer from VA as a result
                                                                                                    of the specified bid.

VA first funds          DATE(MM/DD/YYYY)                                                            The date that the funds from the
received date                                                                                       specified bid were received by
                                                                                                    the servicer from the VA.

VA NOE submitted date   DATE(MM/DD/YYYY)                                                            Actual date that the Notice of
                                                                                                    Election to Convey was submitted
                                                                                                    to the VA.

Zip Code                VARCHAR2(5)                                                                 US postal zip code that
                                                                                                    corresponds to property
                                                                                                    location.

FNMA Delinquency        VARCHAR2(3)          09=Forbearance          17=Preforeclosure sale         The code that is electronically
status code             24=Drug seizure      26=Refinance            27=Assumption                  reported to FNMA by the servicer
                        28=Modification      29=Charge-off           30=Third-party sale            that reflects the current
                        31=Probate           32=Military indulgence  43=Foreclosure                 defaulted status of a loan. (ie:
                        44=Deed-in-lieu      49=Assignment           61=Second lien considerations  65, 67, 43 or 44)
                        62=VA no-bid         63=VA Refund            64=VA Buydown
                        65=Ch. 7 bankruptcy  66=Ch. 11 bankruptcy    67=Ch. 13 bankruptcy


                                      D-2-8

FNMA delinquency        VARCHAR2(3)                                                                 The code that is electronically
reason code             001=Death of principal mtgr              002=Illness of principal mtgr      reported to FNMA by the servicer
                        003=Illness of mtgr's family member      004=Death of mtgr's family member  that describes the circumstance
                        005=Marital difficulties                 006=Curtailment of income          that appears to be the rimary
                        007=Excessive obligations                008=Abandonment of property        contributing factor to the
                        009=Distant employee transfer            011=Property problem               delinquency.
                        012=Inability to sell property           013=Inability to rent property
                        014=Military service                     015=Other
                        016=Unemployment                         017=Business failure
                        019=Casualty loss                        022=Energy-Environment costs
                        023= Servicing problems                  026= Payment adjustment
                        027=Payment dispute                      029=Transfer ownership pending
                        030=Fraud                                031=Unable to contact borrower
                        INC=Incarceration

Suspense balance        NUMBER(10,2)                                                                Money submitted to the servicer,
                                                                                                    credited to the mortgagor's
                                                                                                    account but not allocated to
                                                                                                    principal, interest, escrow,
                                                                                                    etc.

Restricted escrow       NUMBER(10,2)                                                                Money held in escrow by the
balance                                                                                             mortgage company through
                                                                                                    completion of repairs to
                                                                                                    property.

Investor number         NUMBER (10,2)                                                               Unique number assigned to a
                                                                                                    group of loans in the servicing
                                                                                                    system.

                                      D-2-9